UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
      Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  December 27, 2004

                      STRUCTURED ASSET INVESTMENT LOAN TRUST
            Mortgage Pass-Through Certificates, Series 2004-BNC2 Trust
              (Exact name of registrant as specified in its charter)

New York (governing law of            333-115858-29       54-2162653
Pooling and Servicing Agreement)      (Commission         54-2162654
(State or other                       File Number)        IRS EIN
jurisdiction
of Incorporation)



       c/o Wells Fargo Bank, N.A.,
       9062 Old Annapolis Road
       Columbia, MD                                         21045
       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code:  (410) 884-2000

       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events

 On December 27, 2004 a distribution was made to holders of STRUCTURED ASSET INVESTMENT LOAN TRUST, Mortgage Pass-Through Certificates, Series 2004-BNC2 Trust.


ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits


           Exhibit Number               Description
           EX-99.1                      Monthly report distributed to holders of
                                        Mortgage Pass-Through Certificates,
                                        Series 2004-BNC2 Trust, relating to the
                                        December 27, 2004 distribution.

           EX-99.2                      Murrayhill Credit Risk Manager Report


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                      STRUCTURED ASSET INVESTMENT LOAN TRUST
            Mortgage Pass-Through Certificates, Series 2004-BNC2 Trust
                                   (Registrant)

              By:    Wells Fargo Bank, N.A. as Securities Administrator
              By:   /s/   Beth Belfield as Assistant Vice President
              By:    Beth Belfield as Assistant Vice President

              Date:  12/28/2004

                                INDEX TO EXHIBITS

Exhibit Number            Description
EX-99.1                   Monthly report distributed to holders of Mortgage
                          Pass-Through Certificates, Series 2004-BNC2 Trust, relating to the December 27, 2004 distribution.


EX-99.2                   Murrayhill Credit Risk Manager Report


                   EX-99.1

Structured Asset Investment Loan Trust
Mortgage Pass-Through Certificates


Record Date:             11/30/2004
Distribution Date:       12/27/2004


Structured Asset Investment Loan Trust
Mortgage Pass-Through Certificates
Series 2004-BNC2


Contact: Customer Service - CTSLink
         Wells Fargo Bank, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD 21703
         Telephone: (301) 815-6600
         Fax:       (301) 815-6660







                                          Certificateholder Distribution Summary

                             Certificate    Certificate                  Beginning
                             Class          Pass-Through               Certificate           Interest          Principal
Class             CUSIP      Description    Rate                            Balance       Distribution       Distribution

A1               86358ENC6      SEN          2.45000%                449,970,140.55         949,312.00       5,897,163.28
A2               86358END4      SEN          2.70000%                101,903,000.00         236,924.48               0.00
A3               86358ENE2      SEN          2.36000%                214,295,316.03         435,495.70       4,447,357.35
A4               86358ENF9      SEN          2.50000%                 93,307,000.00         200,869.24               0.00
A5               86358ENG7      SEN          2.72000%                 64,203,000.00         150,377.69               0.00
A6               86358ENH5      SEN          2.78000%                 32,032,000.00          76,681.05               0.00
M1               86358ENJ1      MEZ          3.03000%                 38,438,000.00         100,291.15               0.00
M2               86358ENK8      MEZ          3.33000%                 25,625,000.00          73,479.69               0.00
M3               86358ENL6      MEZ          3.48000%                 11,211,000.00          33,595.63               0.00
M4               86358ENM4      MEZ          3.73000%                  8,542,000.00          27,436.43               0.00
M5               86358ENN2      MEZ          4.18000%                 10,143,000.00          36,509.17               0.00
M6               86358ENP7      MEZ          4.53000%                  5,339,000.00          20,826.55               0.00
M7               86358ENQ5      MEZ          4.68000%                  5,872,000.00          23,664.16               0.00
P                SAI04BN2P      SEN          0.00000%                        100.00          55,719.30               0.00
X                SAI04BN2X      RES          0.00000%                  5,337,896.00       3,359,500.57               0.00
R1               SAI4BN2R1      SEN          0.00000%                          0.00               0.00               0.00
R2               SAI4BN2R2      SEN          0.00000%                          0.00               0.00               0.00
Totals                                                             1,066,218,452.58       5,780,682.81      10,344,520.63

                     Certificateholder Distribution Summary (continued)

                          Current             Ending                            Cumulative
                         Realized        Certificate              Total           Realized
Class                         Loss            Balance       Distribution             Losses

A1                            0.00     444,072,977.27       6,846,475.28               0.00
A2                            0.00     101,903,000.00         236,924.48               0.00
A3                            0.00     209,847,958.68       4,882,853.05               0.00
A4                            0.00      93,307,000.00         200,869.24               0.00
A5                            0.00      64,203,000.00         150,377.69               0.00
A6                            0.00      32,032,000.00          76,681.05               0.00
M1                            0.00      38,438,000.00         100,291.15               0.00
M2                            0.00      25,625,000.00          73,479.69               0.00
M3                            0.00      11,211,000.00          33,595.63               0.00
M4                            0.00       8,542,000.00          27,436.43               0.00
M5                            0.00      10,143,000.00          36,509.17               0.00
M6                            0.00       5,339,000.00          20,826.55               0.00
M7                            0.00       5,872,000.00          23,664.16               0.00
P                             0.00             100.00          55,719.30               0.00
X                             0.00       5,337,896.00       3,359,500.57               0.00
R1                            0.00               0.00               0.00               0.00
R2                            0.00               0.00               0.00               0.00
Totals                        0.00   1,055,873,931.95      16,125,203.44               0.00

All distributions required by the Pooling and Servicing Agreement have been calculated by the
Certificate Administrator on behalf of the Trustee.





                                                Principal Distribution Statement

                         Original            Beginning          Scheduled       Unscheduled
                             Face          Certificate          Principal         Principal                        Realized
Class                       Amount              Balance       Distribution      Distribution        Accretion       Loss (1)

A1                  450,883,000.00       449,970,140.55               0.00      5,897,163.28             0.00           0.00
A2                  101,903,000.00       101,903,000.00               0.00              0.00             0.00           0.00
A3                  214,883,000.00       214,295,316.03               0.00      4,447,357.35             0.00           0.00
A4                   93,307,000.00        93,307,000.00               0.00              0.00             0.00           0.00
A5                   64,203,000.00        64,203,000.00               0.00              0.00             0.00           0.00
A6                   32,032,000.00        32,032,000.00               0.00              0.00             0.00           0.00
M1                   38,438,000.00        38,438,000.00               0.00              0.00             0.00           0.00
M2                   25,625,000.00        25,625,000.00               0.00              0.00             0.00           0.00
M3                   11,211,000.00        11,211,000.00               0.00              0.00             0.00           0.00
M4                    8,542,000.00         8,542,000.00               0.00              0.00             0.00           0.00
M5                   10,143,000.00        10,143,000.00               0.00              0.00             0.00           0.00
M6                    5,339,000.00         5,339,000.00               0.00              0.00             0.00           0.00
M7                    5,872,000.00         5,872,000.00               0.00              0.00             0.00           0.00
P                           100.00               100.00               0.00              0.00             0.00           0.00
                            100.00               100.00               0.00              0.00             0.00           0.00
X                     5,337,896.20         5,337,896.00               0.00              0.00             0.00           0.00
R1                            0.00                 0.00               0.00              0.00             0.00           0.00
                              0.00                 0.00               0.00              0.00             0.00           0.00
R2                            0.00                 0.00               0.00              0.00             0.00           0.00
                              0.00                 0.00               0.00              0.00             0.00           0.00
Totals            1,067,719,096.20     1,066,218,552.58               0.00     10,344,520.63             0.00           0.00

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.


                         Principal Distribution Statement (continued)

                             Total               Ending           Ending               Total
                         Principal          Certificate      Certificate           Principal
 Class                    Reduction              Balance       Percentage        Distribution

 A1                    5,897,163.28       444,072,977.27       0.98489625        5,897,163.28
 A2                            0.00       101,903,000.00       1.00000000                0.00
 A3                    4,447,357.35       209,847,958.68       0.97656845        4,447,357.35
 A4                            0.00        93,307,000.00       1.00000000                0.00
 A5                            0.00        64,203,000.00       1.00000000                0.00
 A6                            0.00        32,032,000.00       1.00000000                0.00
 M1                            0.00        38,438,000.00       1.00000000                0.00
 M2                            0.00        25,625,000.00       1.00000000                0.00
 M3                            0.00        11,211,000.00       1.00000000                0.00
 M4                            0.00         8,542,000.00       1.00000000                0.00
 M5                            0.00        10,143,000.00       1.00000000                0.00
 M6                            0.00         5,339,000.00       1.00000000                0.00
 M7                            0.00         5,872,000.00       1.00000000                0.00
 P                             0.00               100.00       1.00000000                0.00
 P                             0.00               100.00       1.00000000                0.00
 X                             0.00         5,337,896.00       0.99999996                0.00
 R1                            0.00                 0.00       0.00000000                0.00
 R1                            0.00                 0.00       0.00000000                0.00
 R2                            0.00                 0.00       0.00000000                0.00
 R2                            0.00                 0.00       0.00000000                0.00

 Totals               10,344,520.63     1,055,874,031.95       0.98890620       10,344,520.63

                                     Principal Distribution Factors Statement

                             Original          Beginning         Scheduled        Unscheduled
                                 Face        Certificate         Principal          Principal
Class (2)                       Amount            Balance      Distribution       Distribution          Accretion


A1                      450,883,000.00       997.97539617        0.00000000        13.07914310         0.00000000
A2                      101,903,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
A3                      214,883,000.00       997.26509789        0.00000000        20.69664585         0.00000000
A4                       93,307,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
A5                       64,203,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
A6                       32,032,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M1                       38,438,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M2                       25,625,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M3                       11,211,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M4                        8,542,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M5                       10,143,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M6                        5,339,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M7                        5,872,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
P                               100.00      1000.00000000        0.00000000         0.00000000         0.00000000
X                         5,337,896.20       999.99996253        0.00000000         0.00000000         0.00000000
R1                                0.00         0.00000000        0.00000000         0.00000000         0.00000000
R2                                0.00         0.00000000        0.00000000         0.00000000         0.00000000

(2) All Classes per $1,000 denomination




                             Principal Distribution Factors Statement (continued)

                                               Total             Ending            Ending              Total
                         Realized          Principal        Certificate       Certificate          Principal
Class                     Loss (3)          Reduction            Balance        Percentage       Distribution

A1                      0.00000000        13.07914310       984.89625306        0.98489625        13.07914310
A2                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
A3                      0.00000000        20.69664585       976.56845204        0.97656845        20.69664585
A4                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
A5                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
A6                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M1                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M2                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M3                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M4                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M5                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M6                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M7                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
P                       0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
X                       0.00000000         0.00000000       999.99996253        0.99999996         0.00000000
R1                      0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
R2                      0.00000000         0.00000000         0.00000000        0.00000000         0.00000000

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.






                                                Interest Distribution Statement

                                                            Beginning                           Payment of
                         Original          Current       Certificate/            Current            Unpaid            Current
                             Face      Certificate           Notional            Accrued          Interest           Interest
Class                       Amount             Rate            Balance           Interest         Shortfall          Shortfall


A1                  450,883,000.00         2.45000%     449,970,140.55         949,312.00              0.00               0.00
A2                  101,903,000.00         2.70000%     101,903,000.00         236,924.48              0.00               0.00
A3                  214,883,000.00         2.36000%     214,295,316.03         435,495.70              0.00               0.00
A4                   93,307,000.00         2.50000%      93,307,000.00         200,869.24              0.00               0.00
A5                   64,203,000.00         2.72000%      64,203,000.00         150,377.69              0.00               0.00
A6                   32,032,000.00         2.78000%      32,032,000.00          76,681.05              0.00               0.00
M1                   38,438,000.00         3.03000%      38,438,000.00         100,291.15              0.00               0.00
M2                   25,625,000.00         3.33000%      25,625,000.00          73,479.69              0.00               0.00
M3                   11,211,000.00         3.48000%      11,211,000.00          33,595.63              0.00               0.00
M4                    8,542,000.00         3.73000%       8,542,000.00          27,436.43              0.00               0.00
M5                   10,143,000.00         4.18000%      10,143,000.00          36,509.17              0.00               0.00
M6                    5,339,000.00         4.53000%       5,339,000.00          20,826.55              0.00               0.00
M7                    5,872,000.00         4.68000%       5,872,000.00          23,664.16              0.00               0.00
P                           100.00         0.00000%             100.00               0.00              0.00               0.00
X                     5,337,896.20         0.00000%       5,337,896.00               0.00              0.00               0.00
R1                            0.00         0.00000%               0.00               0.00              0.00               0.00
R2                            0.00         0.00000%               0.00               0.00              0.00               0.00
Totals            1,067,718,996.20                                           2,365,462.94              0.00               0.00


                                    Interest Distribution Statement (continued)

                                                                                  Remaining                Ending
                    Non-Supported                                   Total            Unpaid          Certificate/
                         Interest           Realized             Interest          Interest              Notional
Class                    Shortfall         Losses (4)         Distribution         Shortfall               Balance


A1                            0.00               0.00           949,312.00              0.00        444,072,977.27
A2                            0.00               0.00           236,924.48              0.00        101,903,000.00
A3                            0.00               0.00           435,495.70              0.00        209,847,958.68
A4                            0.00               0.00           200,869.24              0.00         93,307,000.00
A5                            0.00               0.00           150,377.69              0.00         64,203,000.00
A6                            0.00               0.00            76,681.05              0.00         32,032,000.00
M1                            0.00               0.00           100,291.15              0.00         38,438,000.00
M2                            0.00               0.00            73,479.69              0.00         25,625,000.00
M3                            0.00               0.00            33,595.63              0.00         11,211,000.00
M4                            0.00               0.00            27,436.43              0.00          8,542,000.00
M5                            0.00               0.00            36,509.17              0.00         10,143,000.00
M6                            0.00               0.00            20,826.55              0.00          5,339,000.00
M7                            0.00               0.00            23,664.16              0.00          5,872,000.00
P                             0.00               0.00            55,719.30              0.00                100.00
X                             0.00               0.00         3,359,500.57              0.00          5,337,896.00
R1                            0.00               0.00                 0.00              0.00                  0.00
R2                            0.00               0.00                 0.00              0.00                  0.00
Totals                        0.00               0.00         5,780,682.81              0.00

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.



                                             Interest Distribution Factors Statement

                                                              Beginning                           Payment of
                           Original          Current       Certificate/           Current             Unpaid            Current
                               Face      Certificate           Notional           Accrued          Interest            Interest
Class (5)                     Amount             Rate            Balance          Interest          Shortfall          Shortfall


A1                    450,883,000.00         2.45000%       997.97539617        2.10545086         0.00000000         0.00000000
A2                    101,903,000.00         2.70000%      1000.00000000        2.32500005         0.00000000         0.00000000
A3                    214,883,000.00         2.36000%       997.26509789        2.02666428         0.00000000         0.00000000
A4                     93,307,000.00         2.50000%      1000.00000000        2.15277782         0.00000000         0.00000000
A5                     64,203,000.00         2.72000%      1000.00000000        2.34222217         0.00000000         0.00000000
A6                     32,032,000.00         2.78000%      1000.00000000        2.39388892         0.00000000         0.00000000
M1                     38,438,000.00         3.03000%      1000.00000000        2.60916671         0.00000000         0.00000000
M2                     25,625,000.00         3.33000%      1000.00000000        2.86750010         0.00000000         0.00000000
M3                     11,211,000.00         3.48000%      1000.00000000        2.99666667         0.00000000         0.00000000
M4                      8,542,000.00         3.73000%      1000.00000000        3.21194451         0.00000000         0.00000000
M5                     10,143,000.00         4.18000%      1000.00000000        3.59944494         0.00000000         0.00000000
M6                      5,339,000.00         4.53000%      1000.00000000        3.90083349         0.00000000         0.00000000
M7                      5,872,000.00         4.68000%      1000.00000000        4.03000000         0.00000000         0.00000000
P                             100.00         0.00000%      1000.00000000        0.00000000         0.00000000         0.00000000
X                       5,337,896.20         0.00000%       999.99996253        0.00000000         0.00000000         0.00000000
R1                              0.00         0.00000%         0.00000000        0.00000000         0.00000000         0.00000000
R2                              0.00         0.00000%         0.00000000        0.00000000         0.00000000         0.00000000

(5) All Classes per $1,000 denomination


                              Interest Distribution Factors Statement (continued)

                                                                                Remaining             Ending
                    Non-Supported                                 Total            Unpaid       Certificate/
                         Interest           Realized           Interest          Interest           Notional
Class                    Shortfall         Losses (6)       Distribution         Shortfall            Balance


A1                      0.00000000         0.00000000         2.10545086        0.00000000       984.89625306
A2                      0.00000000         0.00000000         2.32500005        0.00000000      1000.00000000
A3                      0.00000000         0.00000000         2.02666428        0.00000000       976.56845204
A4                      0.00000000         0.00000000         2.15277782        0.00000000      1000.00000000
A5                      0.00000000         0.00000000         2.34222217        0.00000000      1000.00000000
A6                      0.00000000         0.00000000         2.39388892        0.00000000      1000.00000000
M1                      0.00000000         0.00000000         2.60916671        0.00000000      1000.00000000
M2                      0.00000000         0.00000000         2.86750010        0.00000000      1000.00000000
M3                      0.00000000         0.00000000         2.99666667        0.00000000      1000.00000000
M4                      0.00000000         0.00000000         3.21194451        0.00000000      1000.00000000
M5                      0.00000000         0.00000000         3.59944494        0.00000000      1000.00000000
M6                      0.00000000         0.00000000         3.90083349        0.00000000      1000.00000000
M7                      0.00000000         0.00000000         4.03000000        0.00000000      1000.00000000
P                       0.00000000         0.00000000    557193.00000000        0.00000000      1000.00000000
X                       0.00000000         0.00000000       629.36790903        0.00000000       999.99996253
R1                      0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
R2                      0.00000000         0.00000000         0.00000000        0.00000000         0.00000000

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy,or Fraud Losses Unless
    Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.





                                         CERTIFICATEHOLDER ACCOUNT STATEMENT
                                                 CERTIFICATE ACCOUNT

Beginning Balance                                                                                              0.00
Deposits
     Payments of Interest and Principal                                                               16,579,895.05
     Liquidations, Insurance Proceeds, Reserve Funds                                                           0.00
     Proceeds from Repurchased Loans                                                                           0.00
     Other Amounts (Servicer Advances)                                                                         0.00
     Realized Loss (Gains, Subsequent Expenses & Recoveries)                                                   0.00

     Prepayment Penalties                                                                                      0.00
Total Deposits                                                                                        16,579,895.05

Withdrawals
     Reimbursement for Servicer Advances                                                                       0.00
     Payment of Service Fee                                                                              454,691.61
     Payment of Interest and Principal                                                                16,125,203.44
Total Withdrawals (Pool Distribution Amount)                                                          16,579,895.05


Ending Balance                                                                                                 0.00

                                      PREPAYMENT/CURTAILMENT INTEREST SHORTFALL
Total Prepayment/Curtailment Interest Shortfall                                                                0.00

Servicing Fee Support                                                                                          0.00
Non-Supported Prepayment/Curtailment Interest Shortfall                                                        0.00



                                                   SERVICING FEES

Gross Servicing Fee                                                                                      444,029.86
Credit Risk Manager Fee                                                                                    9,773.67
Securities Administrator Fee                                                                                 888.08
Supported Prepayment/Curtailment Interest Shortfall                                                            0.00
Net Servicing Fee                                                                                        454,691.61




                                                    OTHER ACCOUNTS

                                                    Beginning            Current           Current            Ending
Account Type                                           Balance        Withdrawals          Deposits           Balance

Reserve Fund                                          1,000.00               0.00              0.00          1,000.00

                                  LOAN STATUS STRATIFICATION/CREDIT ENHANCEMENT STATEMENT
                                                     DELINQUENCY STATUS

         DELINQUENT               BANKRUPTCY             FORECLOSURE             REO                     Total


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         3                      0                       0                       3
                                  363,189.15             0.00                    0.00                    363,189.15

30 Days   0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

60 Days   0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

90 Days   0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

120 Days  0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

150 Days  0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

180+ Days 0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

Totals    0                       3                      0                       0                       3
          0.00                    363,189.15             0.00                    0.00                    363,189.15


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         0.055086%              0.000000%               0.000000%               0.055086%
                                  0.034378%              0.000000%               0.000000%               0.034378%

30 Days   0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

60 Days   0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

90 Days   0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

120 Days  0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

150 Days  0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

180+ Days 0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

Totals    0.000000%               0.055086%              0.000000%               0.000000%               0.055086%
          0.000000%               0.034378%              0.000000%               0.000000%               0.034378%

                                                  Delinquency Status By Groups

                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 1(A)                    No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    0                     0                    0                    0
                                              0.00                  0.00                 0.00                 0.00

 30 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 60 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 90 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00



 0-29 Days                                    0.000000%             0.000000%            0.000000%            0.000000%
                                              0.000000%             0.000000%            0.000000%            0.000000%

 30 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 60 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 90 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%



                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 1(B)                    No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    2                     0                    0                    2
                                              331,691.00            0.00                 0.00                 331,691.00

 30 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 60 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 90 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  0                    2                     0                    0                    2
                         0.00                 331,691.00            0.00                 0.00                 331,691.00



 0-29 Days                                    0.067981%             0.000000%            0.000000%            0.067981%
                                              0.064904%             0.000000%            0.000000%            0.064904%

 30 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 60 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 90 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  0.000000%            0.067981%             0.000000%            0.000000%            0.067981%
                         0.000000%            0.064904%             0.000000%            0.000000%            0.064904%



                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 2(A)                    No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    0                     0                    0                    0
                                              0.00                  0.00                 0.00                 0.00

 30 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 60 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 90 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00



 0-29 Days                                    0.000000%             0.000000%            0.000000%            0.000000%
                                              0.000000%             0.000000%            0.000000%            0.000000%

 30 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 60 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 90 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%



                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 2(B)                    No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    1                     0                    0                    1
                                              31,498.15             0.00                 0.00                 31,498.15

 30 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 60 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 90 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  0                    1                     0                    0                    1
                         0.00                 31,498.15             0.00                 0.00                 31,498.15



 0-29 Days                                    0.085985%             0.000000%            0.000000%            0.085985%
                                              0.008909%             0.000000%            0.000000%            0.008909%

 30 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 60 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 90 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  0.000000%            0.085985%             0.000000%            0.000000%            0.085985%
                         0.000000%            0.008909%             0.000000%            0.000000%            0.008909%





                                               OTHER INFORMATION

Current Period Class A Insufficient Funds                                                                  0.00
Principal Balance of Contaminated Properties                                                               0.00

Periodic Advance                                                                                           0.00








                                     COLLATERAL STATEMENT
 Collateral Description                                                    Mixed Fixed & Arm

 Weighted Average Gross Coupon                                                     7.281460%
 Weighted Average Net Coupon                                                       6.780967%
 Weighted Average Pass-Through Rate                                                6.276631%
 Weighted Average Maturity(Stepdown Calculation )                                          1
 Beginning Scheduled Collateral Loan Count                                             5,476

 Number Of Loans Paid In Full                                                             30
 Ending Scheduled Collateral Loan Count                                                5,446
 Beginning Scheduled Collateral Balance                                     1,064,623,696.69
 Ending Scheduled Collateral Balance                                        1,055,873,931.95
 Ending Actual Collateral Balance at 30-Nov-2004                            1,056,451,513.79
 Monthly P &I Constant                                                          7,170,837.26
 Special Servicing Fee                                                                  0.00
 Prepayment Penalties                                                                   0.00
 Realized Loss Amount                                                                   0.00
 Cumulative Realized Loss                                                               0.00
 Ending Scheduled Balance for Premium Loans                                 1,055,873,931.95
 Scheduled Principal                                                                    0.00
 Unscheduled Principal                                                          9,132,550.85

 Cap Payment                                                             160,509.85

                             Miscellaneous Reporting
   Excess Cash                                                   3,198,990.72
   Overcollateralization Amount                                 5,337,995.100
   Overcollateralization Deficiency                                      0.00
   Specified Overcollateralization Amount                        5,337,996.00

                        Group Level Collateral Statement
Group                                                      1(A)                             1(B)                             2(A)
Collateral Description                              Mixed Fixed                        Mixed ARM                      Mixed Fixed
Weighted Average Coupon Rate                           7.183528                         7.289047                         8.010132
Weighted Average Net Rate                              6.683528                         6.788049                         7.510131
Weighted Average Maturity                                   356                              356                              350
Beginning Loan Count                                        768                            2,956                              578
Loans Paid In Full                                            2                               14                                3
Ending Loan Count                                           766                            2,942                              575
Beginning Scheduled Balance                      120,878,944.97                   514,688,562.23                    71,547,178.26
Ending scheduled Balance                         120,389,314.23                   510,752,521.05                    71,312,677.01
Record Date                                          11/30/2004                       11/30/2004                       11/30/2004
Principal And Interest Constant                      831,566.38                     3,497,035.73                       545,513.78
Scheduled Principal                                  107,951.99                       364,469.98                        67,928.52
Unscheduled Principal                                381,678.75                     4,599,112.25                       166,572.73
Scheduled Interest                                   723,614.39                     3,132,565.75                       477,585.26
Servicing Fees                                        50,366.23                       214,881.73                        29,811.33
Master Servicing Fees                                      0.00                             0.00                             0.00
Trustee Fee                                                0.00                             0.00                             0.00
FRY Amount                                                 0.00                             0.00                             0.00
Special Hazard Fee                                         0.00                             0.00                             0.00
Other Fee                                             42,021.83                       209,946.94                        21,307.11
Pool Insurance Fee                                         0.00                             0.00                             0.00
Spread Fee 1                                               0.00                             0.00                             0.00
Spread Fee 2                                               0.00                             0.00                             0.00
Spread Fee 3                                               0.00                             0.00                             0.00
Net Interest                                         631,226.33                     2,707,737.08                       426,466.82
Realized Loss Amount                                       0.00                             0.00                             0.00
Cumulative Realized Loss                                   0.00                             0.00                             0.00
Percentage of Cumulative Losses                          0.0000                           0.0000                           0.0000
Prepayment Penalties                                       0.00                             0.00                             0.00
Special Servicing Fee                                      0.00                             0.00                             0.00
Pass-Through Rate                                      6.266365                         6.300530                         7.152765

                      Group Level Collateral Statement
Group                                                      2(B)                             Total
Collateral Description                                Mixed ARM                 Mixed Fixed & Arm
Weighted Average Coupon Rate                           7.157821                          7.281460
Weighted Average Net Rate                              6.657792                          6.780967
Weighted Average Maturity                                   350                                 1
Beginning Loan Count                                      1,174                             5,476
Loans Paid In Full                                           11                                30
Ending Loan Count                                         1,163                             5,446
Beginning Scheduled Balance                      357,509,011.23                  1,064,623,696.69
Ending scheduled Balance                         353,419,419.66                  1,055,873,931.95
Record Date                                          11/30/2004                        11/30/2004
Principal And Interest Constant                    2,296,721.37                      7,170,837.26
Scheduled Principal                                  163,878.81                        704,229.30
Unscheduled Principal                              3,985,187.12                      9,132,550.85
Scheduled Interest                                 2,132,842.56                      6,466,607.96
Servicing Fees                                       148,970.57                        444,029.86
Master Servicing Fees                                      0.00                              0.00
Trustee Fee                                                0.00                              0.00
FRY Amount                                                 0.00                              0.00
Special Hazard Fee                                         0.00                              0.00
Other Fee                                            175,074.94                        448,350.82
Pool Insurance Fee                                         0.00                              0.00
Spread Fee 1                                               0.00                              0.00
Spread Fee 2                                               0.00                              0.00
Spread Fee 3                                               0.00                              0.00
Net Interest                                       1,808,797.05                      5,574,227.28
Realized Loss Amount                                       0.00                              0.00
Cumulative Realized Loss                                   0.00                              0.00
Percentage of Cumulative Losses                          0.0000                            0.0000
Prepayment Penalties                                       0.00                              0.00
Special Servicing Fee                                      0.00                              0.00
Pass-Through Rate                                      6.070324                          6.276631







 Group             Miscellaneous Reporting Items


 1                Beginning Pre-Funding Account Balance                                           1,471,491.36

 1                Ending Pre-Funding Account Balance                                              0

 2                Beginning Pre-Funding Account Balance                                           123,264.53

 2                Ending Pre-Funding Account Balance                                              0


Ex 99.2


theMurrayhillcompany


SAIL 2004-BNC2

Credit Risk Manager Report

November 2004


The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time.  It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.

The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.


                                  Table of Contents


Section One                       Transaction Summary


Section Two                       Prepayment Premium Analysis


Section Three                     Analytics


Section One
Transaction Summary


SAIL 2004-BNC2
Transaction Summary
November 2004


Transaction Summary

Closing Date:                                       10/30/2004
Depositor:                                          Structured Asset Securities Corporation
Trustee:                                            LaSalle Bank
Securities Administrator:                           Wells Fargo Bank, N.A.
Master Servicer:                                    Aurora Loan Services Master Servicing
                                                    Chase Home Finance, Option One Mortgage, Wells Fargo
Servicer(s):
                                                    Bank, N.A.
Mortgage Insurer:                                   Mortgage Guaranty Insurance Corporation
Delinquency Reporting Method1:                      OTS1


Collateral Summary

                                                                                            10/31/2004 as a Percentage
                                           Closing Date           10/31/20042
                                                                                            of Closing Date
Collateral Balance                         $1,067,718,996         $1,064,623,697            99.76%
Loan Count                                 5,491                  5,477                     99.75%


Collateral Statistics

                                                    Loan Count                     Summed Balance
Repurchases3                                        0                              $0
First Payment Defaults                              0                              $0
Early Payment Defaults 4                            1                              $194,896
Multiple Loans to One Borrower                      0                              $0


                                           Second Lien Statistics
                                           Loan Count                             Summed Balance
Outstanding Second Lien Loans              458                                    $24,815,192
30 Days Delinquent                         0                                      $0
60 Days Delinquent                         1                                      $194,896
90+ Days Delinquent                        0                                      $0


1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of
the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third
immediately succeeding month.


2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.
3 Refers to loans repurchased in the current month.
4 A default that occurs on the second or third scheduled payment


Section Two
Prepayment Premium Analysis


Reconciliation for Prepayment Premiums for SAIL 2004-BNC2
Mortgage Data Through: October 31, 2004



Section 1:            Prepayment premiums remitted to the P Class by the trustee. This information is taken from the statement to
                      Certificateholders prepared by the trustee.


                          Trustee Remittance Date
Class                     25-Nov-04
P Class                   $0



Section 2:            Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to
                      Murrayhill by the servicers each month.


                            Trustee Remittance Date
Servicer                    25-Nov-04
TOTAL                       $0


Section 3:            Reconciliation of the amounts remitted to the P class by the trustee and the amounts remitted by the servicers to the trustee.


Amount remitted to the P Class:                     $0
Amount remitted by servicers:                       $0
Difference:                                         $0


Aggregate Paid-Off Loans Report for SAIL 2004-BNC2
Mortgage Data Through: October 31, 2004
Trustee Remittance Date:                                                   25-Nov-04
Loans with Active Prepayment Flags with
                                                                           0
Premiums Remitted (A)


Loans without Prepayment Flags with Premiums
                                                                           0
Remitted
Total Loans with Premiums Remitted (B)                                     0

Loans with Active Prepayment Flags (C)                                     2

Loans without Prepayment Flags with Premiums
                                                                           0
Remitted
Subtotal (D)                                                               2

Premiums Remitted for Loans with Active
                                                                           0.00%
Prepayment Flags (A/C)

Total Loans with Premiums Remitted to the
                                                                           0.00%
Subtotal (B/D)

Total Paid-Off Loans (E)                                                   3
Total Loans with Premiums Remitted to the Total
                                                                           0.00%
Paid-Off Loans (B/E)


Paid-Off Loan Exception Report for SAIL 2004-BNC2
Mortgage Data Through: October 31, 2004
                                                                                                                          TOTAL
Total Paid-Off Loans with Flags                                                                                           2
Less Exceptions:

Loans with Expired Prepayment Clauses (as stated in the Note)*                                                            0

Loans that Contained a Clause Allowing Prepayment Premiums to be
                                                                                                                          0
Waived at the Time of Liquidation*

Loans that were Liquidated from REO Status*                                                                               0

Loans with Discrepancies between the Data File and the Note*                                                              0

Defaulted Liquidated Loans that Could Not Have Premiums Collected
                                                                                                                          0
because of the Acceleration of the Debt*

Loans that were Liquidated Through Loss Mitigation Efforts*                                                               0
Total Paid-Off Loans with Active Prepayment Flags (C)                                                                     2
Other Exceptions:
Paid-Off Loans that Did Not have Premiums Collected because of State
                                                                                                                          0
Statutes
Paid-Off Loans with Active Prepayment Flags that Did Not Have
                                                                                                                          2
Premiums Remitted

* These categories are mutually exclusive.


Paid-Off Loans With Prepayment Flags for SAIL 2004-BNC2
Mortgage Data Through: October 31, 2004


Murrayhill ID           Delinquency     Origination    PPP    Expiration
Number                  String          Date           Flag   Date

5666971                 0               9/10/2004      3      9/10/2007
5666677                 0               9/16/2004      2      9/16/2006


Paid-Off Loans With Prepayment Flags for SAIL 2004-BNC2
Mortgage Data Through: October 31, 2004 (CONT.)


                                                 % of PPP    No PPP        PPP
Murrayhill ID           Payoff      PPP
                                                 to Payoff   Collected,    Collected,    Comments
Number                  Balance     Remitted
                                                 Balance     w/ Flag       No Flag
5666971                 $341,746    $0           0%          0014287270                  Awaiting servicer response.
5666677                 $218,365    $0           0%          0014324784                  Awaiting servicer response.


c 2004 The Murrayhill Company. All Rights Reserved.
This material is confidential and may not be copied, used or distributed without the written permission of The Murrayhill Company.


Section Three
Analytics


SAIL 2004-BNC2 FICO Distribution by Status
Mortgage Data Through: October 31, 2004
FICO                 Delinquency        Percentage
500                  Current            0.011
510                  Current            0.031
510                  Delinquent         1
520                  Current            0.032
530                  Current            0.036
540                  Current            0.042
550                  Current            0.045
560                  Current            0.043
570                  Current            0.043
580                  Current            0.047
590                  Current            0.054
600                  Current            0.057
600                  Paid Off           0.333
610                  Current            0.062
620                  Current            0.056
630                  Current            0.058
640                  Current            0.062
650                  Current            0.051
660                  Current            0.054
670                  Current            0.04
680                  Current            0.038
680                  Paid Off           0.333
690                  Current            0.031
700                  Current            0.027
710                  Current            0.016
720                  Current            0.016
730                  Current            0.015
740                  Current            0.009
750                  Current            0.009
750                  Paid Off           0.333
760                  Current            0.007
770                  Current            0.004
780                  Current            0.002
790                  Current            0.003
800                  Current            0.001
830                  Current            0

Status               # of Loans         Average           Std. Deviation
Current              5,476              615               62.282
Delinquent           1                  511
Paid Off             3                  676               74.182
Total:               5,480


SAIL 2004-BNC2 Loan-to-Value Distribution by Status
Mortgage Data Through: October 31, 2004
LTV                  Delinquency        Percentage
0.2                  Current            0.085
0.3                  Current            0.006
0.4                  Current            0.012
0.5                  Current            0.033
0.6                  Current            0.059
0.7                  Delinquent         1
0.7                  Current            0.105
0.8                  Paid Off           0.333
0.8                  Current            0.314
0.9                  Paid Off           0.333
0.9                  Current            0.258
1                    Paid Off           0.333
1                    Current            0.127

Status               # of Loans         Average           Std. Deviation
Current              5,476              0.816             0.139
Delinquent           1                  0.736
Paid Off             3                  0.867             0.076
Total:               5,480


SAIL 2004-BNC2 Balance Distribution by Status
Mortgage Data Through: October 31, 2004
Balance             Delinquency          Percentage
10000               Current              0
20000               Current              0.008
30000               Current              0.024
40000               Current              0.028
50000               Current              0.028
60000               Current              0.034
70000               Current              0.034
80000               Current              0.032
90000               Current              0.03
100000              Current              0.036
110000              Current              0.037
120000              Current              0.036
130000              Current              0.032
140000              Current              0.038
150000              Current              0.037
160000              Current              0.042
170000              Current              0.035
180000              Current              0.035
190000              Current              0.03
190000              Delinquent           1
200000              Current              0.031
210000              Current              0.03
220000              Current              0.028
230000              Current              0.025
240000              Current              0.022
250000              Current              0.02
260000              Current              0.022
270000              Current              0.019
280000              Current              0.022
290000              Current              0.016
300000              Current              0.016
310000              Current              0.016
320000              Current              0.016
330000              Current              0.013
340000              Current              0.011
350000              Current              0.011
360000              Current              0.011
370000              Current              0.009
380000              Current              0.008
390000              Current              0.007
400000              Current              0.008
410000              Current              0.007
420000              Current              0.007
430000              Current              0.007
440000              Current              0.005
450000              Current              0.005
460000              Current              0.003
470000              Current              0.002
480000              Current              0.005
490000              Current              0.003
500000              Current              0.006
510000              Current              0.001
520000              Current              0.002
530000              Current              0.001
540000              Current              0.001
550000              Current              0.002
560000              Current              0.001
570000              Current              0
580000              Current              0.001
590000              Current              0
600000              Current              0.001
610000              Current              0
630000              Current              0
640000              Current              0
650000              Current              0
670000              Current              0
680000              Current              0
690000              Current              0
700000              Current              0
710000              Current              0
720000              Current              0
730000              Current              0
740000              Current              0
750000              Current              0
770000              Current              0
840000              Current              0
850000              Current              0
970000              Current              0
990000              Current              0

Status               # of Loans        Average           Std. Deviation
Current              5,476             194,492.90        120,184.90
Delinquent           1                 194,895.68
Total:               5,477


SAIL 2004-BNC2 Mortgage Type Distribution by Status
Mortgage Data Through: October 31, 2004
Mortgage Type                         Delinquency     Percentage
Investment Home                       Current         0.083
Investment Home                       Paid Off        0.667
Primary Home                          Current         0.908
Primary Home                          Delinquent      1
Primary Home                          Paid Off        0.333
Second Home                           Current         0.009

Mortgage Type           Loan Count    Total Balance     Avg. Balance             Std. Deviation
ARM                     4,132         872,607,817.44     211,182.92              116,845.91
Fixed                   1,348         192,630,203.59     142,900.74              115,782.07
Total:                  5,480         1,065,238,021.03



SAIL 2004-BNC2 Mortgage Term Distribution by Status
Mortgage Data Through: October 31, 2004
Mortgage Term          Delinquency      Percentage
180                    Current          0.013
240                    Current          0.084
360                    Current          0.903
360                    Delinquent       1
360                    Paid Off         1

# of Loans             Other 120        180 240           360
5,480                  0 0              71 459            4950


                                                     Purpose
SAIL 2004-BNC2 Mortgage Purpose Distribution
Mortgage Data Through: October 31, 2004

Origination Statistics                   Current Loans            Delinquent Loans                 Paid Off Loans
Number of Loans:                         5,491       Number of Loans:                   5,476      Number of Loans:
1                Number of Loans:                    3


PurposeNumber                 Percentage             PurposeNumber           Percentage            PurposeNumber
Percentage                    PurposeNumber          Percentage
Cash-out refinance                       3,101       56.5%        Cash-out refinance               3,093       56.5%
Cash-out refinance                       1           100.0%       Cash-out refinance               1           33.3%
Purchase                      2,019      36.8%       Purchase                2,014      36.8%      Purchase                0
0.0%             Purchase                2           66.7%
Rate/term                     371        6.8%        Rate/term               369        6.7%       Rate/term               0
0.0%             Rate/term               0           0.0%
Home             0            0.0%       Home        0            0.0%       Home       0          0.0%        Home        0
0.0%
Other            0            0.0%       Other       0            0.0%       Other      0          0.0%        Other       0
0.0%

Total            5,491        100%       Total       5,476        100%       Total      1          100%        Total       3
100%


SAIL 2004-BNC2 Ownership Distribution by Status
Mortgage Data Through: October 31, 2004
Ownership Type            Delinquency             Percentage
Investment Home           Current                 0.083
Investment Home           Paid Off                0.667
Primary Home              Current                 0.908
Primary Home              Delinquent              1
Primary Home              Paid Off                0.333
Second Home               Current                 0.009

Title                     # of Loans
Investment Home           459
Primary Home              4,973
Second Home               48
                          Total: 5,480


                                                  Delinquent Count
SAIL 2004-BNC2 Delinquent Count Over Time
Mortgage Data Through: October 31, 2004

Total Count in Status
AsOfDate                  30 Days60 Days90 Days                        Foreclosure                REO
31-Oct-04                 0              1        0                    0                          0


                                          Delinquent Balance
SAIL 2004-BNC2 Delinquent Balance Over Time
Mortgage Data Through: October 31, 2004

Total Balance in Status
AsOfDate                  30 Days60 Days                          90 DaysForeclosure              REO
31-Oct-04                 $0              $194,896                $0      -                       -


                                                                  CPR
SAIL 2004-BNC2 Conditional Prepayment Rates
Mortgage Data Through: October 31, 2004



Date * Distribution Date                          CPR             3-Month MA         6-Month MA              12-Month MA
31-Oct-04 25-Nov-04                               2.73%


*          Data in table is displayed for only the most recent 18 months.


c 2004 The Murrayhill Company. All Rights Reserved.


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